JOINT FILING AGREEMENT

         This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the Common Stock, $.15 par value, of NAL Financial Group Inc. is being filed on behalf of each of the undersigned. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: October 14, 1997             CONSECO, INC.


                                    By: /S/NGAIRE E. CUNEO
                                        ---------------------------
                                        Ngaire E. Cuneo,
                                        Executive Vice President


                                    CONSECO PRIVATE CAPITAL GROUP, INC.


                                    By: /S/NGAIRE E. CUNEO
                                        ---------------------------
                                        Ngaire E. Cuneo,
                                        President


                                    BENEFICIAL STANDARD LIFE INSURANCE
                                       COMPANY


                                    By: /S/ROLLIN M. DICK
                                        ---------------------------
                                        Rollin M. Dick,
                                        Executive Vice President


                                    GREAT AMERICAN RESERVE LIFE INSURANCE
                                       COMPANY


                                    By: /S/ROLLIN M. DICK
                                        ---------------------------
                                        Rollin M. Dick,
                                        Executive Vice President

                                    CIHC, INCORPORATED


                                    By: /S/WILLIAM T. DEVANNEY
                                        ---------------------------
                                        William T. Devanney,
                                        Senior Vice President